EXHIBIT 10.9

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°12

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

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AMENDMENT N°12 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°12 (the “Amendment N°12”) dated 17 August 2016 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 1 Rond‑Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on 10 May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   The Buyer and the Seller have signed an amendment N°1  to the Purchase Agreement on 28 December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft referred to as “Amendment N°1”.

C.   The Seller and the Buyer have signed an amendment N°2  to the Purchase Agreement on 14 July 2014 to (i) [*] and (ii) [*] referred to as “Amendment N°2”.

D.   The Buyer and the Seller have signed an amendment N°3  to the Purchase Agreement on 14 July 2014 for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft referred to as “Amendment N°3”.

E.   The Buyer and the Seller have signed an amendment N°4 to the Purchase Agreement on 10 October 2014 for [*] referred to as “Amendment N°4”.

F.   The Buyer and the Seller have signed an amendment N°5 to the Purchase Agreement on 3  March 2015 for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft referred to as “Amendment N°5”.

G.   The Buyer and the Seller have signed an amendment N°6 to the Purchase Agreement on 18 March 2015 to [*] referred to as “Amendment N°6”.

H.   The Buyer and the Seller have signed an amendment N°7 to the Purchase Agreement on 09 November 2015 in order to [*] referred to as “Amendment N°7”.

I.    The Buyer and the Seller have signed an amendment N°8 to the Purchase Agreement on 08 January 2016 in order to [*] referred to as “Amendment N°8”.

J.    The Buyer and the Seller have signed an amendment N°9 to the Purchase Agreement on 04 April  2016  in order to [*] referred to as “Amendment N°9”.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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K.   The Buyer and the Seller have signed an amendment N°10 to the Purchase Agreement on 12 April 2016 in order in order to [*] referred to as “Amendment N°10”.

L.   The Buyer and the Seller have signed an amendment N°11 on 2 June 2016 in order to [*] referred to as “Amendment N°11”.

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

M.  The Parties now wish to enter into this Amendment N°12 in order to among other things (i) introduce the new A321-200NX standard specification, [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°12. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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0.          INTRODUCTION OF A321-200 NX STANDARD SPECIFICATION

Following release by the Seller of the first issue of the A321-200NX Standard Specification, the Parties hereby agree in respect of A321 NEO Aircraft only, to amend certain provisions of the Agreement.

0.1        Definitions

0.1.1     The Parties hereby agree that:

(i)   Definitions of “A321 NEO Aircraft or A321 NEO”, “A321 NEO Aircraft Standard Specification” as set forth in Clause 0 of the Purchase Agreement and amended from time to time are hereby deleted in their entirety.

(ii)   The following definitions shall be added to Clause 0 of the Purchase Agreement :

QUOTE

A321 NEO Aircraft or A321 NEO - an A321-200N or an A321-200NX type aircraft, as applicable, delivered under this Agreement.

A321 NEO Standard Specification - either the A321-200N Standard Specification or the A321-200NX Standard Specification, as applicable.

A321-200N Standard Specification - the A321-200N standard specification document Number E.000.02000N Issue 1, dated 23rd December 2014, a copy of which has been annexed hereto as Exhibit A, including the following design weights:

MTOW:	[*] metric tones
MLW:	[*] metric tones
MZFW:	[*] metric tones

A321-200NX Standard Specification - the A321-200NX standard specification document Number E.000.02000NX, Issue 1, dated 22nd April 2016, a copy of which has been annexed hereto as Exhibit A, incorporating a new standard door configuration for the A321 NEO Aircraft consisting in a Type C door 1, a Type III over-wing exit, a Type C door 3 and a Type C door 4 (the “Airbus Cabin Flex”) and including the following design weights:

MTOW:	[*] metric tones
MLW:	[*] metric tones
MZFW:	[*] metric tones

UNQUOTE

0.1.2     The Parties hereby agree that Exhibit A and its Appendix 1 of the Purchase Agreement, amended from to time, are hereby deleted in their entirety and replaced with the content of Appendix 2 hereto.

0.2        Specification

The Parties agree that Clause 2.1.2 of the Purchase Agreement, as amended from time to time, is hereby deleted in its entirety and replaced as follows:

QUOTE

2.1.2    A321 NEO Aircraft Specification

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.1.2.1     A321 NEO Aircraft having their Scheduled Delivery Month prior to [*] shall be manufactured in accordance with the A321-200N Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1  to Exhibit A.

2.1.2.2     A321 NEO Aircraft having their Scheduled Delivery Month from [*] onwards shall be manufactured in accordance with the A321-200NX Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

UNQUOTE

0.3       [*]

1.         AIRCRAFT TYPE AND PROPULSION SYSTEM SELECTION

1.0       [*]

1.1       At the Buyer’s request,  [*] the Parties hereby agree to [*]:

             [*]

1.2

1.2.1     Notwithstanding Clause 2.1.2 of the Purchase Agreement as modified by Clause 0.2 of this Amendment N°12, the Aircraft [*] shall be manufactured in accordance with the A321-200NX Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

1.2.2     The Parties agree that the first paragraph of Clause 7.3 of Letter Agreement N°2 to Amendment N°5, as modified by Clause of Amendment N°7 is deleted in its entirety and replaced as follows:

             QUOTE

             [*]

             UNQUOTE

1.3        [*]

1.4        [*]

1.5        [*]

1.6        [*]

1.7        [*]

2.          [*]

3.          INCONSISTENCY AND CONFIDENTIALITY

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.1        In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°12, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2        This Amendment N°12 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

3.3        This Amendment N°12 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

4.          COUNTERPARTS

             This Amendment N°12 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

5.          LAW AND JURISDICTION

The provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°12 as if the same were set out in full herein, mutatis mutandis.

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IN WITNESS WHEREOF this Amendment N°12 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Grant Levy	By:	/s/ Benoit de Saint-Exupery

Its:		Its:	Vice President Contracts

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APPENDIX 1 TO AMENDMENT N°12

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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APPENDIX 2 TO AMENDMENT N°12

Exhibit “A”

SPECIFICATION

The A320-200N, A321-200N and A321-200NX Standard Specification are contained in a separate folder.

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APPENDIX 2 TO AMENDMENT N°12 - APPENDIX 1 TO EXHIBIT A: A320 NEO, A321 NEO and A321 NEO NX AIRCRAFT BASELINE SPECIFICATION

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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